UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Intermediate Bond Fund of America®

[photo of sailboats in the water - island covered with tress in the background]]

Annual report for the year ended August 31, 2011

Intermediate Bond Fund of America seeks to provide you with current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	–0.51%	3.22%	3.21%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio was 0.60% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.00%. The fund’s distribution rate for Class A shares as of that date was 2.17%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 5.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

The economic outlook and market sentiment grew less positive during Intermediate Bond Fund of America’s past fiscal year. Against a backdrop of volatility, the fund recorded a total return of 2.4%. The unmanaged Barclays Capital U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, returned 3.2% over the same period, while the Lipper Short-Intermediate Investment Grade Debt Funds Average (a peer group measure) gained 3.1%. Results for longer time periods are shown in the table below.

A higher weighting in U.S. Treasuries, which rallied strongly in the second half of the fiscal year, benefited the index’s annual return. Unlike the fund’s results, the market index return does not include expenses.

For the fiscal year, the fund paid monthly dividends totaling about 31 cents a share. This amounts to an income return of approximately 2.3% for investors who reinvested their dividends. The fund’s share price edged up one cent to $13.66.

Returns for riskier assets were relatively poor amid highly volatile markets in the final six months of the fund’s fiscal year. During this period, the fund’s return exceeded that of a majority of its peers — offering investors stability through an approach to investing that takes less interest rate and credit risk than many funds in its peer group (see sidebar).

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2011, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
Intermediate Bond Fund of
America (Class A shares)	2.36%	3.90%	3.58%	5.57%

Barclays Capital U.S.
Government/Credit
1–7 Years ex BBB Index*	3.24	5.50	4.75	6.36

Lipper Short-Intermediate
Investment Grade Debt
Funds Average	3.13	4.96	4.24	6.06

*The index is unmanaged and therefore has no expenses.
[End Sidebar]

[photo of the end of a boat tied to a rope]
[Begin Sidebar]
In this report

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

10	Financial statements

27	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
An investment approach designed to deliver income while preserving capital

Intermediate Bond Fund of America invests primarily in U.S. government and federal agency securities, as well as high-quality (rated A–/A and above) corporate, mortgage-backed and asset-backed bonds.

The chart below compares the fund’s risk-return profile relative to its peer group average. We also plot Short-Term Bond Fund of America as we believe it may be an appropriate additional choice for investors who have a need to invest with a shorter time horizon and still lower risk.

Return versus volatility

For the 3-year period ended August 31, 2011

[begin scatter chart]
	Volatility	Return

Short-Term Bond Fund of America	1.37%	2.25%
Intermediate Bond Fund of America	2.73	4.50
Lipper Short-Intermediate Investment Grade Debt Funds Average	4.04	6.03
[end scatter chart]
Returns (Class A shares) include reinvestment of all distributions.
Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility. Average calculated using the funds in the Lipper Short-Intermediate Investment Grade Debt Funds peer group. Results of the Lipper average do not reflect any sales charges.
[End Sidebar]

[photo of buoys attached to  rope in the water]

Bond market overview

Both the first and second halves of the fund’s past fiscal year ended with significant shifts in market sentiment. Growing confidence in the U.S. economy helped push the price of Treasuries lower for much of the first six months (through February 28). Toward the end of that time, however, unrest in North Africa and the Middle East, rising oil prices and continued concerns about Europe’s government debt problems prompted a so-called flight to quality as investors sought assets perceived as comparatively safe.

Investors continued to favor the relative safety of higher quality bonds, and Treasuries rallied for much of the fiscal year’s second half — even after the political wrangling on Capitol Hill over raising the debt limit and the downgrade of the U.S. government’s credit rating by a single rating agency in early August. Later that month, the broad rally in Treasuries strengthened and stock markets became particularly volatile. Worrisome data promoted fears that economic growth was at risk of stalling, and distress over euro zone fiscal weakness escalated once again.

Inside the portfolio

The fund’s portfolio counselors focused on high-quality holdings in an effort to limit potential losses. Treasuries continued to account for the lion’s share of the portfolio (38.0% at fiscal year-end). Meanwhile, portfolio counselors increased their holdings in corporate bonds and mortgage-related securities. Based on thorough research, they felt that select securities within these two sectors offered attractive return potential, relative to the risks entailed. Overall holdings in corporate bonds rose from 20.4% to 24.8% during the past fiscal year. Portfolio counselors bought bonds issued by corporations in the food, beverage, tobacco and financial services industries.

[Begin Sidebar]
The fund’s diversified portfolio seeks to offer investors a measure of stability — serving as an anchor within their overall investment mix.
[End Sidebar]

Despite the challenging economic environment, many companies are in relatively good financial shape, as indicated by the large amount of cash that many have on their balance sheets as well as historically low levels of leverage (the ratio of net debt to shareholder equity).

Increases in the fund’s mortgage-related exposure were focused on agency pass-through securities issued by federal agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. Owners of pass-throughs are in effect receiving the mortgage payments of a pool of homeowners across the U.S. Total returns for mortgage-related securities tend to be higher when refinancing activity is low, as has been the case recently. The fund’s exposure to agency pass-throughs was 16.5% at fiscal year-end (up from 11.6% one year earlier).

Details of the securities and sectors held by the fund can be found in the summary portfolio beginning on page 6.

Looking ahead

During the past fiscal year, the sustainability of economic recovery has become more questionable. Beyond the shifting economic outlook, there are a number of significant issues that bond investors must keep an eye on, including the ongoing European government debt crisis and the effects of additional bond market intervention by the U.S. Federal Reserve.

The fund’s diversified portfolio seeks to offer investors a measure of stability — serving as an anchor within their overall investment mix. As such, it also could be an appropriate choice for investors who want to invest their money for a few years, but are seeking a better potential return than that typically offered by money market or shorter term bond funds (an investment in Intermediate Bond Fund of America entails additional investment risks that are not present with these other types of funds).

Intermediate Bond Fund of America provides a middle path between short-term instruments (which often have greater stability of principal) and longer term securities (which generally offer higher yields). Duration — a measure of sensitivity to changes in interest rates — stood at about 2.9 years as of August 31, 2011; this is toward the lower end of the fund’s target range. When interest rates rise, the value of a shorter duration portfolio tends to hold up better than the value of a longer duration one.

As ever, the fund’s portfolio counselors manage the fund with a view to protecting principal while delivering current income through various market cycles. We thank you for your continued confidence in our efforts and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 12, 2011

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2011, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	Intermediate Bond Fund of America	Barclays Capital U.S. Gvt/Credit 1–7 Years ex BBB Index3	Lipper Short-Intermediate Investment Grade Debt Funds Average4	Consumer Price Index5

2/19/1988	$9,750	$10,000	$10,000	$10,000
8/31/1988	9,845	10,077	10,075	10,259
8/31/1989	10,726	11,128	11,051	10,741
8/31/1990	11,416	12,082	11,817	11,345
8/31/1991	12,755	13,575	13,243	11,776
8/31/1992	14,386	15,258	14,890	12,147
8/31/1993	15,819	16,478	16,389	12,483
8/31/1994	15,537	16,538	16,162	12,845
8/31/1995	16,826	17,956	17,416	13,181
8/31/1996	17,604	18,811	18,106	13,560
8/31/1997	18,982	20,292	19,499	13,862
8/31/1998	20,440	21,998	20,897	14,086
8/31/1999	20,757	22,640	21,386	14,405
8/31/2000	22,098	24,037	22,680	14,897
8/31/2001	24,581	26,806	25,296	15,302
8/31/2002	26,028	29,009	27,022	15,578
8/31/2003	26,724	30,190	28,155	15,914
8/31/2004	27,655	31,310	29,425	16,336
8/31/2005	28,231	31,861	30,176	16,931
8/31/2006	28,853	32,627	30,836	17,578
8/31/2007	30,165	34,474	32,041	17,924
8/31/2008	30,617	36,697	32,882	18,887
8/31/2009	31,924	38,915	35,144	18,606
8/31/2010	34,130	41,298	38,453	18,820
8/31/2011	34,937	42,636	39,958	19,530
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
3The market index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

4Calculated by Lipper. Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average reflect fund expenses but do not reflect the effect of any applicable account fees, taxes or front-end sales charges. If any applicable front-end sales charges were included, results of the average would be lower.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period February 19, 1988, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2011)*

	1 year	5 years	10 years
Class A shares	–0.20%	3.38%	3.32%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–3.72%	2.62%	2.89%
Not reflecting CDSC	1.27	2.97	2.89

Class C shares2
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	0.23	2.93	2.67
Not reflecting CDSC	1.23	2.93	2.67

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	1.99	3.71	3.45

Class F-2 shares3 — first sold 8/8/08
Not reflecting annual asset-based fee charged
by sponsoring firm	2.31	—	4.58

Class 529-A shares4 — first sold 2/19/02
Reflecting 2.50% maximum sales charge	–0.59	3.15	3.19
Not reflecting maximum sales charge	1.96	3.67	3.46

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–3.84	2.49	2.78
Not reflecting CDSC	1.15	2.85	2.78

Class 529-C shares2,4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	0.17	2.86	2.65
Not reflecting CDSC	1.17	2.86	2.65

Class 529-E shares3,4 — first sold 3/15/02	1.68	3.38	3.29

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	2.18	3.89	3.31

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 20 and 21 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Summary investment portfolio

August 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets
U.S. Treasury bonds & notes	38.0
Corporate bonds & notes	24.8
Mortgage-backed obligations	20.7
Federal agency bonds & notes	6.4
Other bonds & notes	5.1
Short-term securities & other assets less liabilities	5.0
[end pie chart]

Quality ratings*	Percent of net assets

U.S. government obligations†	41.1%
Federal agencies	21.4
Aaa/AAA	5.7
Aa/AA	11.1
A/A	10.9
Baa/BBB	4.8
Short-term securities & other assets less liabilities	5.0

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 95.01%	(000)	(000)	assets

U.S. Treasury bonds & notes - 37.98%
U.S. Treasury:
4.25% 2012	$78,500	$81,979
4.50% 2012	125,000	128,210
4.875% 2012	95,000	97,081
0.50% 2013	31,800	31,999
0.75% 2013	68,100	68,835
1.875% 2013 (1)	42,094	44,373
3.125% 2013	209,000	221,139
3.375% 2013	41,750	44,284
3.625% 2013	52,750	55,836
4.25% 2013	191,180	206,274
1.75% 2014	72,500	75,145
1.875% 2014	35,000	36,412
1.875% 2014	32,600	33,981
2.25% 2014	166,000	174,878
2.625% 2014	188,250	200,823
4.00% 2014	149,500	163,221
1.75% 2015	100,000	104,500
2.125% 2015	36,700	38,890
2.25% 2015	67,400	71,515
4.125% 2015	50,000	56,586
4.25% 2015	64,500	73,678
2.00% 2016	145,000	152,678
2.00% 2016	71,400	75,211
2.375% 2016	50,000	53,506
4.50% 2016	112,100	130,414
5.125% 2016	96,500	115,533
7.50% 2016	40,000	53,228
4.25% 2017	50,000	58,796
4.625% 2017	115,000	136,458
8.75% 2017	25,000	35,543
3.50% 2018	97,250	109,957
2.625% 2020	110,000	114,809
3.50% 2020	40,000	44,980
0.125%-8.75% 2011-2026 (1)	313,253	352,921	37.98%
		3,443,673	37.98

Corporate bonds & notes - 24.75%
Financials - 9.13%
Citigroup Inc. 3.953%-8.50% 2015-2019	42,225	45,430	.50
JPMorgan Chase & Co. 3.40%-4.75% 2013-2021	19,000	19,796	.22
Other securities		762,221	8.41
		827,447	9.13

Industrials - 2.01%
General Electric Co. 5.00% 2013	2,000	2,108
General Electric Capital Corp. 2.25%-5.625% 2015-2020	22,605	23,166	.28
Other securities		157,286	1.73
		182,560	2.01

Other corporate bonds & notes - 13.61%
Other securities		1,233,968	13.61

Total corporate bonds & notes		2,243,975	24.75

Mortgage-backed obligations - 20.73%
Federal agency mortgage-backed obligations (2) - 18.22%
Fannie Mae:
3.50% 2026	39,718	41,493
6.00% 2038	54,500	60,439
6.00% 2038	50,000	55,381
6.00% 2038	29,288	32,435
5.00% 2041	63,463	68,352
5.00% 2041	30,087	32,617
6.00% 2041	104,500	115,668
0%-11.579% 2012-2047 (3)	919,219	976,124	15.25
Freddie Mac:
5.00% 2041	34,308	37,023
0%-7.01% 2023-2041 (3)	165,132	177,261	2.36
Government National Mortgage Assn. 4.50% 2040	47,714	51,764	.57
Other securities		3,869	.04
		1,652,426	18.22

Other mortgage-backed securities - 2.51%
Other securities		227,383	2.51

Total mortgage-backed obligations		1,879,809	20.73

Federal agency bonds & notes - 6.43%
Freddie Mac:
1.625% 2013	45,000	45,988
0.189%-5.50% 2011-2016 (3)	97,220	100,619	1.62
Fannie Mae 1.25%-5.375% 2012-2016	119,580	124,809	1.38
Federal Home Loan Bank 1.125%-5.375% 2012-2016	66,420	68,159	.75
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.286%-2.875% 2011-2012 (3)	50,250	50,631	.56
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.497%-3.125% 2011-2012 (3)	37,000	37,342	.41
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125%-3.00% 2011-2012	17,250	17,543	.19
Other securities		137,646	1.52
		582,737	6.43
Other - 5.12%
Other securities		464,828	5.12

Total bonds & notes (cost: $8,273,519,000)		8,615,022	95.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.20%	(000)	(000)	assets

Fannie Mae 0.07%-0.16% due 9/26/2011-5/1/2012	$249,800	249,747	2.75
Freddie Mac 0.09%-0.125% due 12/12/2011-4/3/2012	93,852	93,832	1.03
Federal Home Loan Bank 0.115%-0.14% due 11/30/2011-2/17/2012	62,000	61,985	.68
Jupiter Securitization Co., LLC 0.18% due 10/13/2011 (4)	30,200	30,193
Falcon Asset Securitization Co., LLC 0.12% due 9/6/2011 (4)	20,000	20,000	.55
General Electric Capital Services, Inc. 0.16% due 10/18/2011	48,900	48,890	.54
Private Export Funding Corp. 0.10% due 9/1/2011 (4)	45,250	45,250	.50
Merck & Co. Inc. 0.07% due 9/14/2011 (4)	35,000	34,999	.39
Other securities		158,883	1.76

Total short-term securities (cost: $743,710,000)		743,779	8.20

Total investment securities (cost: $9,017,229,000)		9,358,801	103.21
Other assets less liabilities		(291,227)	(3.21)

Net assets		$9,067,574	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,113,743,000, which represented 12.28% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,017,229)		$9,358,801
Cash		62
Receivables for:
Sales of investments	$159,854
Sales of fund's shares	12,292
Interest	54,303	226,449
		9,585,312
Liabilities:
Payables for:
Purchases of investments	492,861
Repurchases of fund's shares	15,544
Dividends on fund's shares	1,963
Investment advisory services	1,727
Services provided by related parties	5,359
Trustees' deferred compensation	188
Other	96	517,738
Net assets at August 31, 2011		$9,067,574

Net assets consist of:
Capital paid in on shares of beneficial interest		$8,915,882
Distributions in excess of net investment income		(613)
Accumulated net realized loss		(189,267)
Net unrealized appreciation		341,572
Net assets at August 31, 2011		$9,067,574

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (663,916 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$6,436,110	471,244	$13.66
Class B	95,663	7,004	13.66
Class C	335,364	24,555	13.66
Class F-1	549,651	40,245	13.66
Class F-2	282,099	20,655	13.66
Class 529-A	330,734	24,216	13.66
Class 529-B	13,142	962	13.66
Class 529-C	92,290	6,757	13.66
Class 529-E	15,835	1,159	13.66
Class 529-F-1	65,811	4,819	13.66
Class R-1	15,149	1,109	13.66
Class R-2	161,169	11,801	13.66
Class R-3	168,593	12,344	13.66
Class R-4	120,576	8,828	13.66
Class R-5	46,770	3,425	13.66
Class R-6	338,618	24,793	13.66

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2011	(dollars in thousands)

Investment income:
Income:
Interest		$250,488

Fees and expenses*:
Investment advisory services	$20,748
Distribution services	25,972
Transfer agent services	7,167
Administrative services	4,206
Reports to shareholders	511
Registration statement and prospectus	507
Trustees' compensation	93
Auditing and legal	110
Custodian	35
State and local taxes	70
Other	373
Total fees and expenses before reimbursement	59,792
Less administrative services reimbursement	8
Total fees and expenses after reimbursement		59,784
Net investment income		190,704

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		98,581
Net unrealized depreciation on investments		(93,778)
Net realized gain and unrealized depreciation on investments		4,803
Net increase in net assets resulting from operations		$195,507

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2011	2010
Operations:
Net investment income	$190,704	$203,643
Net realized gain on investments	98,581	35,873
Net unrealized (depreciation) appreciation on investments	(93,778)	324,149
Net increase in net assets resulting from operations	195,507	563,665

Dividends paid or accrued to shareholders from net investment income	(198,002)	(208,835)

Net capital share transactions	(390,465)	1,741,789

Total (decrease) increase in net assets	(392,960)	2,096,619

Net assets:
Beginning of year	9,460,534	7,363,915
End of year (including distributions in excess of and undistributed
net investment income: $(613) and $128, respectively)	$9,067,574	$9,460,534

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital. Effective November 1, 2010, the fund reorganized from a Massachusetts business trust to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B converts to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2011, all of the fund’s investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2011 (dollars in thousands):

	Beginning value at 9/1/2010	Transfers into Level 3(*)	Unrealized appreciation(†)	Sales	Net realized loss(†)	Ending value at 8/31/2011
Investment securities	$2,257	$6,804	$518	$(9,112)	$(467)	$-

* Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
† Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to acquire, value or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2011, the fund reclassified $6,569,000 from accumulated net realized loss to distributions in excess of net investment income and $12,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$1,813
Capital loss carryforwards*:
Expiring 2017	$(29,910)
Expiring 2018	(157,204)	(187,114)

Gross unrealized appreciation on investment securities		349,927
Gross unrealized depreciation on investment securities		(10,959)
Net unrealized appreciation on investment securities		338,968
Cost of investment securities		9,019,833

*Reflects the utilization of capital loss carryforwards of $90,175,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2011	2011
Class A	$144,181	$152,634
Class B	1,960	3,478
Class C	5,213	6,576
Class F-1	12,075	13,166
Class F-2	6,495	7,227
Class 529-A	6,667	6,015
Class 529-B	248	417
Class 529-C	1,303	1,424
Class 529-E	285	282
Class 529-F-1	1,468	1,266
Class R-1	213	233
Class R-2	2,401	2,826
Class R-3	3,180	3,617
Class R-4	2,647	2,433
Class R-5	1,091	1,070
Class R-6	8,575	6,171
Total	$198,002	$208,835

*Amount less than one thousand.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provided for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. The board of trustees approved an amended agreement effective April 1, 2011, decreasing the annual rate on net assets in excess of $10 billion from a rate of 0.15% to a rate of 0.14%. For the year ended August 31, 2011, the investment advisory services fee was $20,748,000, which was equivalent to an annualized rate of 0.231% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2011, the total administrative services fees paid by CRMC were $8,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$15,462	$7,028	Not applicable	Not applicable	Not applicable
Class B	1,285	139	Not applicable	Not applicable	Not applicable
Class C	3,543	Included in administrative services	$471	$82	Not applicable
Class F-1	1,358		819	50	Not applicable
Class F-2	Not applicable		230	7	Not applicable
Class 529-A	649		293	55	$304
Class 529-B	176		17	5	18
Class 529-C	922		89	24	92
Class 529-E	74		14	3	15
Class 529-F-1	-		59	11	61
Class R-1	147		16	8	Not applicable
Class R-2	1,219		243	446	Not applicable
Class R-3	840		242	141	Not applicable
Class R-4	297		173	6	Not applicable
Class R-5	Not applicable		42	2	Not applicable
Class R-6	Not applicable		167	1	Not applicable
Total	$25,972	$7,167	$2,875	$841	$490

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $93,000, shown on the accompanying financial statements, includes $66,000 in current fees (either paid in cash or deferred) and a net increase of $27,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2011
Class A	$1,816,813	134,146	$136,429	10,090	$(2,236,818)	(165,567)	$(283,576)	(21,331)
Class B	22,956	1,693	1,869	138	(103,378)	(7,651)	(78,553)	(5,820)
Class C	83,165	6,137	4,831	357	(165,838)	(12,264)	(77,842)	(5,770)
Class F-1	245,383	18,144	11,591	857	(280,901)	(20,764)	(23,927)	(1,763)
Class F-2	105,463	7,800	4,231	313	(83,920)	(6,189)	25,774	1,924
Class 529-A	106,331	7,861	6,616	490	(66,852)	(4,947)	46,095	3,404
Class 529-B	3,224	238	245	18	(14,114)	(1,044)	(10,645)	(788)
Class 529-C	25,325	1,875	1,292	95	(31,488)	(2,333)	(4,871)	(363)
Class 529-E	4,923	364	283	21	(3,739)	(277)	1,467	108
Class 529-F-1	23,122	1,712	1,456	108	(12,822)	(949)	11,756	871
Class R-1	7,554	557	208	16	(11,176)	(824)	(3,414)	(251)
Class R-2	57,322	4,238	2,374	176	(73,202)	(5,419)	(13,506)	(1,005)
Class R-3	70,188	5,190	3,149	233	(77,115)	(5,709)	(3,778)	(286)
Class R-4	50,267	3,720	2,629	194	(53,291)	(3,949)	(395)	(35)
Class R-5	22,977	1,699	1,082	80	(22,889)	(1,688)	1,170	91
Class R-6	79,405	5,872	8,557	633	(64,183)	(4,762)	23,779	1,743
Total net increase (decrease)	$2,724,418	201,246	$186,842	13,819	$(3,301,726)	(244,336)	$(390,466)	(29,271)

Year ended August 31, 2010
Class A	$2,759,520	207,395	$140,965	10,587	$(1,734,170)	(130,472)	$1,166,315	87,510
Class B	53,428	4,012	3,214	242	(95,952)	(7,219)	(39,310)	(2,965)
Class C	168,269	12,634	5,955	447	(118,300)	(8,905)	55,924	4,176
Class F-1	286,999	21,573	12,086	908	(227,030)	(17,054)	72,055	5,427
Class F-2	147,016	11,049	4,582	345	(151,185)	(11,381)	413	13
Class 529-A	112,196	8,436	5,970	448	(44,097)	(3,311)	74,069	5,573
Class 529-B	6,970	523	414	31	(7,545)	(565)	(161)	(11)
Class 529-C	40,812	3,062	1,414	106	(20,335)	(1,525)	21,891	1,643
Class 529-E	5,771	435	280	21	(2,977)	(224)	3,074	232
Class 529-F-1	20,348	1,533	1,258	95	(6,553)	(492)	15,053	1,136
Class R-1	12,516	939	230	17	(4,550)	(343)	8,196	613
Class R-2	75,654	5,689	2,794	209	(56,500)	(4,250)	21,948	1,648
Class R-3	90,904	6,816	3,563	268	(81,931)	(6,147)	12,536	937
Class R-4	78,513	5,907	2,404	181	(43,189)	(3,255)	37,728	2,833
	29,521	2,219	1,060	80	(21,883)	(1,647)	8,698	652
Class R-6†	295,391	22,344	6,105	457	(18,136)	(1,354)	283,360	21,447
Total net increase (decrease)	$4,183,828	314,566	$192,294	14,442	$(2,634,333)	(198,144)	$1,741,789	130,864

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,775,292,000 and $3,447,305,000, respectively, during the year ended August 31, 2011.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2011	$13.65	$.30	$.02	$.32	$(.31)	$13.66	2.36%	$6,436	.60%	.60%	2.18%
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.91	6,723	.62	.62	2.51
Year ended 8/31/2009	13.02	.45	.09	.54	(.46)	13.10	4.27	5,304	.69	.68	3.46
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.50	3,820	.70	.67	4.32
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.55	3,539	.70	.67	4.39
Class B:
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.60	96	1.36	1.36	1.44
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.12	175	1.36	1.36	1.78
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.51	207	1.42	1.41	2.79
Year ended 8/31/2008	13.40	.48	(.37)	.11	(.49)	13.02	.76	207	1.43	1.40	3.61
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43	1.40	3.66
Class C:
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	335	1.41	1.41	1.39
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.07	414	1.41	1.41	1.72
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	342	1.46	1.46	2.69
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.71	248	1.48	1.45	3.56
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49	1.46	3.61
Class F-1:
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.31	550	.65	.65	2.13
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.86	573	.67	.67	2.45
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.24	479	.71	.70	3.49
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.49	518	.71	.68	4.31
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69	.66	4.39
Class F-2:
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.63	282	.34	.34	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.21	256	.34	.34	2.79
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.54	245	.38	.38	3.23
Period from 8/8/2008 to 8/31/2008	13.03	.03	(.01)	.02	(.03)	13.02	.19	4	.03	.03	.27
Class 529-A:
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.29	331	.68	.68	2.11
Year ended 8/31/2010	13.10	.32	.56	.88	(.33)	13.65	6.83	284	.69	.69	2.43
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.21	200	.74	.73	3.42
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.44	152	.76	.73	4.27
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76	.73	4.33
Class 529-B:
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.48	13	1.47	1.47	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.00	24	1.48	1.48	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.39	23	1.54	1.53	2.65
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	21	1.55	1.52	3.48
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56	1.53	3.53
Class 529-C:
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.49	92	1.46	1.46	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.01	97	1.47	1.47	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.40	72	1.53	1.52	2.66
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	65	1.55	1.52	3.49
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56	1.53	3.54
Class 529-E:
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	2.00	16	.96	.96	1.83
Year ended 8/31/2010	13.10	.29	.56	.85	(.30)	13.65	6.54	14	.97	.97	2.16
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.92	11	1.02	1.01	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.16	9	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05	1.02	4.05

Class 529-F-1:
Year ended 8/31/2011	$13.65	$.32	$.02	$.34	$(.33)	$13.66	2.50%	$66	.46%	.46%	2.32%
Year ended 8/31/2010	13.10	.35	.56	.91	(.36)	13.65	7.07	54	.47	.47	2.65
Year ended 8/31/2009	13.02	.47	.09	.56	(.48)	13.10	4.44	37	.52	.52	3.63
Year ended 8/31/2008	13.40	.60	(.37)	.23	(.61)	13.02	1.67	27	.54	.51	4.49
Year ended 8/31/2007	13.39	.61	.01	.62	(.61)	13.40	4.71	24	.55	.52	4.55
Class R-1:
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.54	15	1.41	1.41	1.37
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	19	1.42	1.42	1.69
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.45	10	1.47	1.46	2.65
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.69	7	1.50	1.47	3.53
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58	1.51	3.55
Class R-2:
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	161	1.41	1.40	1.38
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	175	1.45	1.42	1.71
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	146	1.53	1.45	2.72
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.72	128	1.56	1.44	3.56
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62	1.45	3.62
Class R-3:
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	1.99	169	.97	.97	1.81
Year ended 8/31/2010	13.10	.28	.56	.84	(.29)	13.65	6.52	172	.99	.99	2.14
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.90	153	1.04	1.03	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.15	133	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07	1.04	4.02
Class R-4:
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.32	120	.65	.65	2.14
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.87	121	.65	.65	2.46
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.25	79	.70	.69	3.47
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.48	61	.72	.69	4.30
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71	.68	4.39
Class R-5:
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.62	47	.35	.35	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.18	45	.36	.36	2.76
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.56	35	.39	.39	3.76
Year ended 8/31/2008	13.40	.61	(.37)	.24	(.62)	13.02	1.79	76	.41	.38	4.62
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42	.39	4.67
Class R-6:
Year ended 8/31/2011	13.65	.34	.02	.36	(.35)	13.66	2.68	339	.30	.30	2.49
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.24	315	.31	.31	2.77
Period from 5/1/2009 to 8/31/2009	12.79	.14	.31	.45	(.14)	13.10	3.56	21	.12	.12	1.08

	Year ended August 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	80%	43%	87%	80%	63%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”) including the summary investment portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 12, 2011

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2011, through August 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2011	Ending account value 8/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,030.03	$3.07	.60%
Class A -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B -- actual return	1,000.00	1,026.17	6.95	1.36
Class B -- assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C -- actual return	1,000.00	1,025.91	7.20	1.41
Class C -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F-1 -- actual return	1,000.00	1,029.79	3.33	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 -- actual return	1,000.00	1,031.41	1.74	.34
Class F-2 -- assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 529-A -- actual return	1,000.00	1,029.61	3.53	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,025.52	7.56	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C -- actual return	1,000.00	1,025.59	7.51	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E -- actual return	1,000.00	1,028.21	4.91	.96
Class 529-E -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-F-1 -- actual return	1,000.00	1,030.70	2.41	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 -- actual return	1,000.00	1,025.88	7.20	1.41
Class R-1 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 -- actual return	1,000.00	1,025.94	7.15	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,028.13	4.96	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	1,029.85	3.27	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 -- actual return	1,000.00	1,031.36	1.74	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 -- actual return	1,000.00	1,031.64	1.49	.29
Class R-6 -- assumed 5% return	1,000.00	1,023.74	1.48	.29

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2011:

U.S. government income that may be exempt from state taxation	$72,779,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2012. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $10 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing current income consistent with the maturity and quality standards described in its prospectus while preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund's investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 75	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 66	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 76	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 65	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 66	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 65	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 68	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		President, U.S. Forum for Policy Innovation and
		Senior Advisor to the President and CEO, U.S.
		Chamber of Commerce; former United States
		Secretary of Education, United States Department of
		Education — Federal Government Agency

Steadman Upham, Ph.D., 62	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 75	42	Anworth Mortgage Asset Corporation

William H. Baribault, 66	42	None

James G. Ellis, 64	46	Quiksilver, Inc.

Martin Fenton, 76	42	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 65	46	None

W. Scott Hedrick, 66	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 56	42	None

Frank M. Sanchez, 68	42	None

Margaret Spellings, 53	42	None

Steadman Upham, Ph.D., 62	45	None

Ambassador Richard G. Capen, Jr., a trustee of the fund since 1999, and Richard G. Newman, a trustee of the fund since 1991, have retired from the board. The trustees thank Ambassador Capen and Mr. Newman for their dedication and service to the fund.

See page 28 for footnotes.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 55	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 62	14	None
Vice Chairman of the Board

John H. Smet, 55	13	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark A. Brett, 53	2010	Vice President — Fixed Income, Capital Research
Senior Vice President		Company;6 Vice President, Capital International
		Research, Inc.;6 Senior Vice President, Capital
		International Limited;6 Director, Capital Strategy
		Research, Inc.6

David A. Hoag, 46	2004	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Vice
		President, Capital Guardian Trust Company6

Kristine M. Nishiyama, 41	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company6

Courtney R. Taylor, 36	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 38	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 47	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2011, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-923-1011P

Litho in USA KBDA/CSL/8059-S28698

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$85,000
2011	$89,000

b) Audit-Related Fees:
2010	$2,000
2011	$4,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,196,000
2011	$984,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,625,000 for fiscal year 2010 and $1,604,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2011

Bonds & notes — 95.01%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 37.98%
U.S. Treasury 4.50% 2011	$24,500	$24,770
U.S. Treasury 0.375% 2012	400	401
U.S. Treasury 0.625% 2012	27,500	27,617
U.S. Treasury 4.25% 2012	78,500	81,979
U.S. Treasury 4.50% 2012	125,000	128,210
U.S. Treasury 4.625% 2012	20,000	20,821
U.S. Treasury 4.75% 2012	30,000	31,041
U.S. Treasury 4.875% 2012	95,000	97,081
U.S. Treasury 0.50% 2013	31,800	31,999
U.S. Treasury 0.75% 2013	68,100	68,835
U.S. Treasury 1.875% 20131	42,094	44,373
U.S. Treasury 2.75% 2013	25,000	25,962
U.S. Treasury 3.125% 2013	209,000	221,139
U.S. Treasury 3.375% 2013	41,750	44,284
U.S. Treasury 3.625% 2013	52,750	55,836
U.S. Treasury 4.25% 2013	191,180	206,274
U.S. Treasury 1.75% 2014	72,500	75,145
U.S. Treasury 1.875% 2014	35,000	36,412
U.S. Treasury 1.875% 2014	32,600	33,981
U.S. Treasury 2.25% 2014	166,000	174,878
U.S. Treasury 2.00% 20141	13,011	13,946
U.S. Treasury 2.625% 2014	188,250	200,823
U.S. Treasury 4.00% 2014	149,500	163,221
U.S. Treasury 1.25% 2015	15,000	15,366
U.S. Treasury 1.75% 2015	100,000	104,500
U.S. Treasury 1.625% 20151	1,153	1,254
U.S. Treasury 2.125% 2015	36,700	38,890
U.S. Treasury 2.25% 2015	67,400	71,515
U.S. Treasury 4.125% 2015	50,000	56,586
U.S. Treasury 4.25% 2015	64,500	73,678
U.S. Treasury 0.125% 20161	26,589	27,802
U.S. Treasury 1.50% 2016	12,600	12,943
U.S. Treasury 1.75% 2016	26,000	27,054
U.S. Treasury 2.00% 2016	145,000	152,678
U.S. Treasury 2.00% 2016	71,400	75,211
U.S. Treasury 2.375% 2016	50,000	53,506
U.S. Treasury 4.50% 2016	112,100	130,414
U.S. Treasury 5.125% 2016	96,500	115,533
U.S. Treasury 7.50% 2016	40,000	53,228
U.S. Treasury 4.25% 2017	50,000	58,796
U.S. Treasury 4.50% 2017	20,000	23,683
U.S. Treasury 4.625% 2017	115,000	136,458
U.S. Treasury 8.75% 2017	25,000	35,543
U.S. Treasury 3.50% 2018	97,250	109,957
U.S. Treasury 4.00% 2018	10,000	11,656
U.S. Treasury 2.625% 2020	110,000	114,809
U.S. Treasury 3.50% 2020	40,000	44,980
U.S. Treasury 8.750% 2020	15,000	23,243
U.S. Treasury 2.125% 2021	5,000	4,952
U.S. Treasury 3.625% 2021	5,000	5,639
U.S. Treasury 8.00% 2021	20,000	30,566
U.S. Treasury 7.125% 2023	15,000	21,998
U.S. Treasury 6.75% 2026	1,500	2,207
		3,443,673

CORPORATE BONDS & NOTES — 24.75%
Financials — 9.13%
Countrywide Financial Corp., Series B, 5.80% 2012	7,750	7,897
Bank of America Corp. 4.50% 2015	5,000	5,051
Bank of America Corp., Series L, 3.625% 2016	10,985	10,726
Bank of America Corp. 3.75% 2016	8,620	8,514
Bank of America Corp. 6.50% 2016	5,125	5,503
Bank of America Corp. 5.75% 2017	5,070	5,274
Bank of America Corp. 5.625% 2020	12,000	12,160
Citigroup Inc. 4.587% 2015	16,640	17,291
Citigroup Inc. 6.01% 2015	4,750	5,103
Citigroup Inc. 3.953% 2016	10,535	10,770
Citigroup Inc. 6.125% 2018	2,525	2,758
Citigroup Inc. 8.50% 2019	7,775	9,508
Goldman Sachs Group, Inc. 3.625% 2012	2,125	2,165
Goldman Sachs Group, Inc. 3.625% 2016	23,000	23,031
Goldman Sachs Group, Inc. 5.25% 2021	10,060	10,206
Morgan Stanley, Series F, 2.875% 2014	7,250	7,208
Morgan Stanley 6.00% 2014	2,365	2,484
Morgan Stanley 4.10% 2015	4,000	3,982
Morgan Stanley, Series F, 6.00% 2015	3,635	3,806
Morgan Stanley 3.80% 2016	11,500	11,311
Morgan Stanley, Series F, 5.75% 2021	5,000	5,153
Kimco Realty Corp. 6.00% 2012	1,250	1,314
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,285	1,355
Kimco Realty Corp., Series C, 4.82% 2014	795	849
Kimco Realty Corp., Series C, 4.904% 2015	8,915	9,453
Kimco Realty Corp., Series C, 5.783% 2016	9,500	10,452
Kimco Realty Corp. 5.70% 2017	5,500	6,059
Kimco Realty Corp. 6.875% 2019	2,000	2,295
Société Générale 2.20% 20132	15,300	14,520
Société Générale 3.10% 20152	7,000	6,415
Société Générale 3.50% 20162	7,000	6,504
Société Générale 5.75% 20162	4,200	3,926
HSBC Finance Corp. 0.499% 20143	2,250	2,182
HSBC Bank PLC 2.00% 20142	8,000	7,987
HSBC Bank PLC 3.50% 20152	10,000	10,254
HSBC Finance Corp. 0.684% 20163	4,400	4,096
HSBC Bank USA, NA 4.875% 2020	6,000	5,832
Simon Property Group, LP 6.75% 2014	5,655	6,422
Simon Property Group, LP 4.20% 2015	9,430	10,064
Simon Property Group, LP 6.10% 2016	7,000	7,955
Simon Property Group, LP 5.875% 2017	2,500	2,853
Simon Property Group, LP 10.35% 2019	750	1,034
MetLife Global Funding I 5.125% 20132	15,250	16,115
MetLife Global Funding I 2.50% 20152	12,000	12,190
Prologis, Inc. 7.625% 2014	10,750	12,140
Prologis, Inc. 5.625% 2016	6,260	6,665
Prologis, Inc. 6.625% 2018	3,000	3,119
Prologis, Inc. 6.875% 2020	5,000	5,184
Nordea Bank 2.125% 20142	8,000	8,060
Nordea Bank, Series 2, 3.70% 20142	18,000	18,770
Royal Bank of Scotland PLC 3.40% 2013	7,000	6,983
Royal Bank of Scotland PLC 3.95% 2015	7,000	6,825
Royal Bank of Scotland Group PLC 5.05% 2015	7,000	6,694
Royal Bank of Scotland Group PLC 4.375% 2016	5,000	4,936
Wells Fargo & Co. 3.625% 2015	10,000	10,456
Wells Fargo & Co. 3.676% 2016	13,500	14,279
Westfield Group 5.40% 20122	7,500	7,786
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20142	5,000	5,384
Westfield Group 7.50% 20142	750	852
Westfield Group 5.75% 20152	5,000	5,472
Westfield Group 5.70% 20162	1,250	1,361
Westfield Group 7.125% 20182	1,000	1,151
WEA Finance LLC 4.625% 20212	2,510	2,447
BNP Paribas 1.146% 20143	7,000	6,810
BNP Paribas 3.60% 2016	7,000	7,017
BNP Paribas 5.00% 2021	10,000	10,339
Scotland International Finance No. 2 BV 4.25% 20132	1,195	1,177
Lloyds TSB Bank PLC 4.875% 2016	8,000	8,023
HBOS PLC 6.75% 20182	4,750	4,397
Lloyds TSB Bank PLC 6.375% 2021	8,750	9,134
Monumental Global Funding 5.50% 20132	4,500	4,779
Monumental Global Funding III 0.449% 20142,3	9,140	8,864
Monumental Global Funding III 5.25% 20142	8,500	9,075
Standard Chartered PLC 3.85% 20152	10,000	10,284
Standard Chartered PLC 3.20% 20162	8,000	7,951
Standard Chartered Bank 6.40% 20172	4,020	4,454
UBS AG 2.25% 2014	7,000	7,069
UBS AG 5.875% 2017	14,000	14,979
Bank of New York Mellon Corp., Series G, 4.95% 2012	13,500	14,161
Bank of New York Mellon Corp., Series G, 2.50% 2016	7,000	7,204
JPMorgan Chase & Co. 4.75% 2013	6,000	6,355
JPMorgan Chase & Co. 3.40% 2015	6,000	6,185
JPMorgan Chase & Co. 4.625% 2021	7,000	7,256
New York Life Global Funding 5.25% 20122	9,000	9,439
New York Life Global Funding 4.65% 20132	9,000	9,566
Jackson National Life Global 5.375% 20132	17,565	18,684
Australia & New Zealand Banking Group Ltd. 2.125% 20142	10,000	10,120
ANZ National (International) Ltd. 3.125% 20152	7,000	7,123
Westpac Banking Corp. 1.85% 2013	8,000	8,101
Westpac Banking Corp. 3.00% 2015	7,000	7,157
Northern Trust Corp. 5.50% 2013	6,500	7,053
Northern Trust Corp. 4.625% 2014	2,825	3,077
Northern Trust Corp. 5.85% 20172	2,750	3,215
Barclays Bank PLC 5.45% 2012	4,000	4,140
Barclays Bank PLC 5.20% 2014	4,500	4,737
Barclays Bank PLC 6.05% 20172	4,140	4,101
Credit Suisse Group AG 2.20% 2014	8,000	8,031
Credit Suisse Group AG 5.50% 2014	3,000	3,236
TIAA Global Markets 4.95% 20132	10,000	10,770
ACE INA Holdings Inc. 2.60% 2015	10,090	10,259
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	9,500	10,149
Korea Development Bank 5.30% 2013	2,500	2,616
Korea Development Bank 8.00% 2014	5,350	6,042
Berkshire Hathaway Inc. 2.20% 2016	8,500	8,595
Capital One Financial Corp. 3.15% 2016	8,000	7,967
Crédit Agricole CIB 0.796% 20123	7,500	7,499
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20152	7,000	7,164
Toyota Motor Credit Corp. 1.375% 2013	7,000	7,094
ERP Operating LP 6.625% 2012	2,000	2,056
ERP Operating LP 5.25% 2014	4,000	4,343
PRICOA Global Funding I 5.30% 20132	5,000	5,375
Principal Life Insurance Co. 5.30% 2013	4,000	4,272
Intesa Sanpaolo SpA 2.708% 20142,3	4,125	3,912
Sumitomo Mitsui Banking Corporation 3.15% 20152	3,445	3,589
American Express Co. 6.15% 2017	2,900	3,328
US Bank NA 4.95% 2014	2,550	2,811
UniCredito Italiano SpA 6.00% 20172	3,300	2,690
Nationwide Mutual Insurance Co. 5.81% 20242,3	1,630	1,608
Liberty Mutual Group Inc. 5.75% 20142	1,500	1,581
Boston Properties LP 6.25% 2013	977	1,039
Santander Issuances, SA Unipersonal 6.50% 20192,3	800	804
		827,447

Consumer staples — 2.40%
Coca-Cola Co. 3.625% 2014	10,000	10,752
Coca-Cola Co. 1.50% 2015	10,000	10,179
Coca-Cola Co. 1.80% 20162	5,115	5,162
Coca-Cola Co. 3.15% 2020	6,285	6,395
PepsiCo, Inc. 0.875% 2013	5,000	5,015
PepsiCo, Inc. 3.10% 2015	6,000	6,376
PepsiCo, Inc. 2.50% 2016	16,000	16,580
Anheuser-Busch InBev NV 0.609% 20143	11,625	11,654
Anheuser-Busch InBev NV 3.625% 2015	7,000	7,579
Anheuser-Busch InBev NV 4.125% 2015	7,500	8,196
Wal-Mart Stores, Inc. 4.25% 2013	2,000	2,121
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,217
Wal-Mart Stores, Inc. 2.875% 2015	7,000	7,416
Wal-Mart Stores, Inc. 2.80% 2016	7,000	7,403
Wal-Mart Stores, Inc. 5.80% 2018	740	891
Procter & Gamble Co. 3.50% 2015	7,500	8,072
Procter & Gamble Co. 1.45% 2016	8,410	8,390
Kroger Co. 7.50% 2014	6,030	6,896
Kroger Co. 3.90% 2015	5,250	5,614
Kroger Co. 6.40% 2017	2,500	2,991
Walgreen Co. 4.875% 2013	10,500	11,331
Costco Wholesale Corp. 5.30% 2012	10,700	10,979
Kraft Foods Inc. 2.625% 2013	9,830	10,056
British American Tobacco International Finance PLC 9.50% 20182	5,910	8,256
Unilever Capital Corp. 3.65% 2014	7,500	8,007
Tesco PLC 5.50% 20172	6,840	7,866
General Mills, Inc. 0.64% 20143	7,500	7,517
Kimberly-Clark Corp. 7.50% 2018	4,500	5,855
Altria Group, Inc. 8.50% 2013	4,000	4,590
		217,356

Energy — 2.26%
Shell International Finance BV 1.30% 2011	7,500	7,505
Shell International Finance BV 1.875% 2013	17,000	17,354
Shell International Finance BV 4.00% 2014	25,000	26,976
StatoilHydro ASA 2.90% 2014	3,110	3,293
StatoilHydro ASA 3.875% 2014	4,750	5,126
Statoil ASA 3.125% 2017	22,000	23,431
BP Capital Markets PLC 3.125% 2012	18,500	18,752
BP Capital Markets PLC 3.625% 20142	2,000	2,110
BP Capital Markets PLC 3.875% 2015	2,500	2,666
Total Capital Canada Ltd. 1.625% 2014	5,000	5,104
Total Capital SA 3.00% 2015	7,000	7,385
Total Capital SA 2.30% 2016	8,000	8,279
Chevron Corp. 3.95% 2014	18,000	19,448
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	5,385
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	5,499
Kinder Morgan Energy Partners LP 3.50% 2016	7,000	7,253
BG Energy Capital PLC 2.50% 20152	7,000	7,217
Husky Energy Inc. 5.90% 2014	6,000	6,671
Enterprise Products Operating LLC 4.05% 2022	6,500	6,549
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,089
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	5,360
Rockies Express Pipeline LLC 6.25% 20132	4,700	5,030
Enbridge Inc. 5.60% 2017	2,500	2,867
		205,349

Utilities — 2.18%
Iberdrola Finance Ireland 3.80% 20142	20,000	20,108
Scottish Power PLC 5.375% 2015	4,000	4,282
Iberdrola Finance Ireland 5.00% 20192	5,000	4,884
Niagara Mohawk Power 3.553% 20142	11,170	11,821
National Grid PLC 6.30% 2016	10,990	12,828
National Rural Utilities Cooperative Finance Corp. 1.125% 2013	6,000	6,044
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	12,000	12,965
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	542
Pacific Gas and Electric Co. 6.25% 2013	12,250	13,631
PG&E Corp. 5.75% 2014	5,000	5,520
Progress Energy, Inc. 6.05% 2014	16,500	18,389
Enel Finance International SA 3.875% 20142	15,550	15,726
E.ON International Finance BV 5.80% 20182	13,000	15,151
Electricité de France SA 5.50% 20142	10,000	10,849
Veolia Environnement 5.25% 2013	8,350	8,837
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,699
Teco Finance, Inc. 4.00% 2016	6,000	6,425
Duke Energy Indiana, Inc. 3.75% 2020	5,000	5,266
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	569
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	3,100	3,734
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	4,195
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	3,083
Public Service Co. of Colorado 5.80% 2018	2,250	2,732
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	1,500	1,713
		197,993

Health care — 2.13%
Novartis Capital Corp. 1.90% 2013	5,000	5,119
Novartis Capital Corp. 4.125% 2014	17,500	18,932
Novartis Capital Corp. 2.90% 2015	10,000	10,602
Novartis Securities Investment Ltd. 5.125% 2019	5,000	5,840
Roche Holdings Inc. 5.00% 20142	18,734	20,605
Roche Holdings Inc. 6.00% 20192	5,000	6,085
GlaxoSmithKline Capital Inc. 4.85% 2013	12,500	13,389
GlaxoSmithKline Capital Inc. 5.65% 2018	10,000	11,990
Pfizer Inc 5.35% 2015	10,000	11,413
Pfizer Inc 6.20% 2019	5,000	6,153
Eli Lilly and Co. 3.55% 2012	12,750	12,948
Abbott Laboratories 2.70% 2015	6,500	6,896
Abbott Laboratories 5.875% 2016	3,225	3,820
Sanofi-aventis SA 0.556% 20143	10,000	10,051
Schering-Plough Corp. 6.00% 2017	7,945	9,720
WellPoint, Inc. 6.00% 2014	4,400	4,920
WellPoint, Inc. 5.25% 2016	3,000	3,377
AstraZeneca PLC 5.40% 2012	7,000	7,349
UnitedHealth Group Inc. 6.00% 2017	4,750	5,602
Johnson & Johnson 0.376% 20143	5,000	5,007
Medco Health Solutions, Inc. 2.75% 2015	4,415	4,518
Express Scripts Inc. 5.25% 2012	3,160	3,261
Express Scripts Inc. 6.25% 2014	1,010	1,125
DENTSPLY International Inc. 2.75% 2016	3,930	3,941
		192,663

Industrials — 2.01%
Canadian National Railway Co. 4.95% 2014	17,850	19,613
Canadian National Railway Co. 5.85% 2017	7,000	8,372
General Electric Co. 5.00% 2013	2,000	2,108
General Electric Capital Corp. 2.95% 2016	3,255	3,286
General Electric Capital Corp. 4.375% 2020	6,850	6,985
General Electric Capital Corp., Series A, 2.25% 2015	9,500	9,560
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,335
Union Pacific Corp. 5.125% 2014	6,125	6,710
Union Pacific Corp. 5.70% 2018	5,900	7,029
Union Pacific Corp. 4.00% 2021	7,000	7,244
Union Pacific Corp. 4.163% 20222	2,694	2,861
Burlington Northern Santa Fe LLC 7.00% 2014	13,480	15,386
Honeywell International Inc. 3.875% 2014	10,100	10,874
Northrop Grumman Corp. 3.70% 2014	9,500	10,159
United Technologies Corp. 4.50% 2020	8,215	9,169
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 0.603% 20153,4	9,487	9,111
Norfolk Southern Corp. 5.75% 2016	7,190	8,248
Danaher Corp. 2.30% 2016	6,000	6,168
John Deere Capital Corp., Series D, 4.90% 2013	5,000	5,409
Lockheed Martin Corp. 4.121% 2013	5,000	5,260
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,000	1,053
Caterpillar Financial Services Corp., Series F, 4.25% 2013	4,000	4,199
BAE Systems Holdings Inc. 4.95% 20142	4,500	4,865
Volvo Treasury AB 5.95% 20152	4,300	4,659
Atlas Copco AB 5.60% 20172	4,000	4,614
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,532
CSX Corp. 5.75% 2013	1,635	1,751
		182,560

Telecommunication services — 1.83%
Verizon Communications Inc. 5.25% 2013	7,200	7,695
Verizon Communications Inc. 7.375% 2013	5,000	5,651
Verizon Communications Inc. 5.55% 2014	11,170	12,290
Verizon Communications Inc. 3.00% 2016	13,000	13,541
AT&T Inc. 4.95% 2013	8,250	8,668
AT&T Inc. 2.40% 2016	16,530	16,730
AT&T Inc. 2.95% 2016	8,000	8,305
France Télécom 4.375% 2014	11,995	12,836
France Télécom 2.125% 2015	13,150	13,041
Vodafone Group PLC 5.00% 2015	5,000	5,610
Vodafone Group PLC 5.375% 2015	12,000	13,476
Telecom Italia Capital SA 4.95% 2014	7,225	7,124
Telecom Italia Capital SA 6.175% 2014	10,975	11,078
Telefónica Emisiones, SAU 3.729% 2015	5,000	4,923
Telefónica Emisiones, SAU 4.949% 2015	5,000	5,117
Telefónica Emisiones, SAU 3.992% 2016	7,500	7,351
Singapore Telecommunications Ltd. 6.375% 20112	7,000	7,111
Deutsche Telekom International Finance BV 4.875% 2014	5,000	5,438
		165,985

Consumer discretionary — 1.52%
Time Warner Cable Inc. 6.20% 2013	12,000	13,056
Time Warner Cable Inc. 7.50% 2014	5,430	6,207
Time Warner Cable Inc. 8.25% 2014	1,000	1,154
Volkswagen International Finance NV 1.625% 20132	5,000	5,052
Volkswagen International Finance NV 0.856% 20142,3	15,000	15,053
Comcast Corp. 5.30% 2014	2,000	2,195
Comcast Corp. 5.85% 2015	3,000	3,461
Comcast Corp. 6.30% 2017	9,000	10,739
NBCUniversal Media, LLC 2.10% 2014	7,500	7,651
NBCUniversal Media, LLC 2.875% 2016	7,000	7,176
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	3,050	3,051
Daimler Finance NA LLC 1.95% 20142	7,500	7,596
News America Inc. 6.90% 2019	8,500	9,966
Time Warner Inc. 4.75% 2021	8,750	9,403
Home Depot, Inc. 4.40% 2021	7,500	8,038
McDonald’s Corp., Series I, 4.30% 2013	5,000	5,274
Target Corp. 6.00% 2018	4,055	4,908
Nordstrom, Inc. 6.75% 2014	4,180	4,760
Thomson Reuters Corp. 5.95% 2013	4,130	4,487
Kohl’s Corp. 7.375% 2011	4,175	4,204
Lowe’s Companies, Inc. 4.625% 2020	2,500	2,752
Staples, Inc. 9.75% 2014	1,000	1,173
		137,356

Information technology — 0.80%
Cisco Systems, Inc. 0.499% 20143	24,300	24,306
Cisco Systems, Inc. 2.90% 2014	5,500	5,829
International Business Machines Corp. 1.95% 2016	9,650	9,798
International Business Machines Corp. 2.00% 2016	7,000	7,149
International Business Machines Corp. 5.70% 2017	5,000	6,000
National Semiconductor Corp. 6.15% 2012	6,500	6,710
National Semiconductor Corp. 6.60% 2017	2,500	3,057
Google Inc. 1.25% 2014	5,000	5,094
Hewlett-Packard Co. 0.719% 20143	5,000	4,968
		72,911

Materials — 0.49%
ArcelorMittal 3.75% 2015	13,000	12,870
ArcelorMittal 5.50% 2021	3,000	2,939
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,000	10,204
Teck Resources Ltd. 4.75% 2022	3,925	4,044
Teck Resources Ltd. 6.25% 2041	3,000	3,181
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,535
Anglo American Capital PLC 2.15% 20132	4,525	4,582
		44,355

Total corporate bonds & notes		2,243,975

MORTGAGE-BACKED OBLIGATIONS — 20.73%
Federal agency mortgage-backed obligations4 — 18.22%
Fannie Mae 7.00% 2015	409	440
Fannie Mae 7.00% 2016	309	335
Fannie Mae 11.50% 2019	91	98
Fannie Mae 4.50% 2023	17,544	18,748
Fannie Mae 4.00% 2024	15,405	16,307
Fannie Mae 4.00% 2024	5,967	6,305
Fannie Mae 4.00% 2024	4,898	5,175
Fannie Mae 4.50% 2024	27,071	28,874
Fannie Mae 6.00% 2024	1,772	1,971
Fannie Mae 3.00% 2025	17,130	17,628
Fannie Mae 3.00% 2025	10,068	10,361
Fannie Mae 3.50% 2025	30,288	31,633
Fannie Mae 3.50% 2025	26,861	28,053
Fannie Mae 3.50% 2025	18,426	19,244
Fannie Mae 3.50% 2025	17,904	18,699
Fannie Mae 3.50% 2025	16,103	16,818
Fannie Mae 3.50% 2025	14,660	15,311
Fannie Mae 3.50% 2025	13,517	14,117
Fannie Mae 3.50% 2025	10,976	11,463
Fannie Mae 3.50% 2025	9,435	9,854
Fannie Mae 3.50% 2025	8,897	9,292
Fannie Mae 3.50% 2025	4,609	4,813
Fannie Mae 3.50% 2025	2,747	2,869
Fannie Mae 3.00% 2026	16,000	16,480
Fannie Mae 3.00% 2026	11,671	12,022
Fannie Mae 3.00% 2026	11,329	11,669
Fannie Mae 3.00% 2026	11,000	11,330
Fannie Mae 3.50% 2026	39,718	41,493
Fannie Mae 3.50% 2026	14,438	15,084
Fannie Mae 3.50% 2026	8,662	9,049
Fannie Mae 3.50% 2026	4,163	4,349
Fannie Mae 3.50% 2026	3,982	4,160
Fannie Mae 3.50% 2026	2,553	2,667
Fannie Mae 3.50% 2026	1,566	1,636
Fannie Mae 3.50% 2026	486	508
Fannie Mae 3.50% 2026	425	444
Fannie Mae 3.50% 2026	403	422
Fannie Mae 3.50% 2026	106	111
Fannie Mae 4.00% 2026	13,624	14,390
Fannie Mae 6.00% 2026	1,244	1,385
Fannie Mae 9.071% 20263	371	427
Fannie Mae 6.00% 2028	3,484	3,866
Fannie Mae 6.00% 2028	1,373	1,522
Fannie Mae 6.00% 2028	1,175	1,304
Fannie Mae 6.50% 2034	3,685	4,135
Fannie Mae 5.50% 2036	3,497	3,839
Fannie Mae 5.481% 20373	2,189	2,333
Fannie Mae 5.50% 2037	19,633	21,517
Fannie Mae 6.00% 2037	9,363	10,459
Fannie Mae 6.00% 2037	9,304	10,306
Fannie Mae 7.00% 2037	1,139	1,270
Fannie Mae 7.50% 2037	245	275
Fannie Mae 5.464% 20383	1,183	1,288
Fannie Mae 5.487% 20383	2,169	2,298
Fannie Mae 5.50% 2038	14,455	15,890
Fannie Mae 5.50% 2038	4,460	4,883
Fannie Mae 6.00% 2038	54,500	60,439
Fannie Mae 6.00% 2038	50,000	55,381
Fannie Mae 6.00% 2038	29,288	32,435
Fannie Mae 6.00% 2038	12,166	13,492
Fannie Mae 6.00% 2038	9,901	10,980
Fannie Mae 6.00% 2038	2,922	3,241
Fannie Mae 3.671% 20393	962	1,017
Fannie Mae 3.756% 20393	1,024	1,080
Fannie Mae 3.824% 20393	1,698	1,794
Fannie Mae 3.90% 20393	540	572
Fannie Mae 3.944% 20393	7,126	7,560
Fannie Mae 5.119% 20393	1,924	2,047
Fannie Mae 6.00% 2039	17,867	19,787
Fannie Mae 6.00% 2039	2,053	2,274
Fannie Mae 6.50% 2039	2,165	2,414
Fannie Mae 4.00% 2040	24,514	25,455
Fannie Mae 4.00% 2040	24,378	25,390
Fannie Mae 4.00% 2040	24,398	25,335
Fannie Mae 4.50% 2040	445	472
Fannie Mae 4.50% 2040	417	442
Fannie Mae 4.50% 2040	332	352
Fannie Mae 4.50% 2040	122	130
Fannie Mae 4.50% 2040	122	129
Fannie Mae 4.50% 2040	40	42
Fannie Mae 4.50% 2040	30	31
Fannie Mae 5.00% 2040	21,050	22,733
Fannie Mae 5.00% 2040	10,430	11,264
Fannie Mae 5.00% 2040	9,678	10,452
Fannie Mae 5.00% 2040	4,495	4,883
Fannie Mae 5.50% 2040	6,132	6,709
Fannie Mae 5.50% 2040	5,658	6,194
Fannie Mae 4.50% 2041	19,856	21,022
Fannie Mae 4.50% 2041	16,000	16,939
Fannie Mae 4.50% 2041	14,304	15,144
Fannie Mae 4.50% 2041	12,978	13,740
Fannie Mae 4.50% 2041	4,993	5,286
Fannie Mae 4.50% 2041	4,992	5,285
Fannie Mae 4.50% 2041	642	681
Fannie Mae 4.50% 2041	588	623
Fannie Mae 4.50% 2041	466	494
Fannie Mae 4.50% 2041	347	368
Fannie Mae 4.50% 2041	89	94
Fannie Mae 4.50% 2041	59	63
Fannie Mae 4.50% 2041	59	63
Fannie Mae 5.00% 2041	63,463	68,352
Fannie Mae 5.00% 2041	30,087	32,617
Fannie Mae 5.00% 2041	27,762	30,090
Fannie Mae 5.00% 2041	17,861	19,360
Fannie Mae 5.00% 2041	9,993	10,834
Fannie Mae 5.00% 2041	10,000	10,809
Fannie Mae 5.00% 2041	8,420	9,128
Fannie Mae 5.00% 2041	7,430	8,053
Fannie Mae 5.00% 2041	5,304	5,748
Fannie Mae 5.00% 2041	5,295	5,738
Fannie Mae 5.00% 2041	4,709	5,115
Fannie Mae 5.00% 2041	4,460	4,844
Fannie Mae 5.50% 2041	15,150	16,556
Fannie Mae 6.00% 2041	104,500	115,668
Fannie Mae 7.00% 2047	364	406
Fannie Mae 7.00% 2047	73	82
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	18,403
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,137
Fannie Mae, Series 2001-4, Class GA, 9.839% 20253	345	403
Fannie Mae, Series 2001-4, Class NA, 11.579% 20253	572	639
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	871	1,041
Fannie Mae, Series 2001-20, Class D, 11.032% 20313	65	74
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	4,279	4,548
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	3,460	3,176
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	15,297	17,148
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	4,815	5,430
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	8,272	7,667
Fannie Mae, Series 2007-114, Class A7, 0.418% 20373	12,500	12,092
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	6,636	7,376
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	206	230
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	174	196
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	840	1,002
Freddie Mac 5.00% 2023	5,606	6,025
Freddie Mac 5.00% 2023	1,915	2,059
Freddie Mac 5.00% 2024	1,302	1,405
Freddie Mac 4.50% 2025	21,576	22,985
Freddie Mac 6.00% 2026	416	461
Freddie Mac 6.00% 2026	162	179
Freddie Mac 6.50% 2027	2,709	3,041
Freddie Mac 5.676% 20373	2,299	2,483
Freddie Mac 6.00% 2037	2,021	2,255
Freddie Mac 6.00% 2037	762	850
Freddie Mac 5.00% 2038	3	3
Freddie Mac 5.417% 20383	2,184	2,314
Freddie Mac 5.50% 2038	3,679	4,027
Freddie Mac 5.532% 20383	7,742	8,250
Freddie Mac 6.50% 2038	6,071	6,788
Freddie Mac 3.542% 20393	3,644	3,832
Freddie Mac 5.00% 2041	34,308	37,023
Freddie Mac 5.00% 2041	26,507	28,747
Freddie Mac 5.00% 2041	18,126	19,652
Freddie Mac 5.00% 2041	10,000	10,791
Freddie Mac 5.00% 2041	8,673	9,409
Freddie Mac 5.00% 2041	5,020	5,444
Freddie Mac 5.00% 2041	1,229	1,332
Freddie Mac, Series 1567, Class A, 0.65% 20233	50	50
Freddie Mac, Series 2626, Class NG, 3.50% 2023	653	676
Freddie Mac, Series T-041, Class 3-A, 7.01% 20323	438	506
Freddie Mac, Series 3061, Class PN, 5.50% 2035	9,630	10,770
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	7,102	6,345
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	3,509	3,197
Freddie Mac, Series 3156, Class NG, 6.00% 2036	4,877	5,533
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	1,552	1,434
Freddie Mac, Series 3271, Class OA, 6.00% 2037	5,675	6,418
Government National Mortgage Assn. 4.50% 2040	47,714	51,764
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20192	3,839	3,869
		1,652,426

Commercial mortgage-backed securities4 — 1.87%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20373	12,000	12,595
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.074% 20383	25,165	27,487
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	2,950	3,128
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	878	877
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	6,785	6,792
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.463% 20373	3,040	3,102
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	2,837	2,858
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	5,009
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20423	1,000	1,003
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20462	9,450	9,667
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.931% 20493	7,050	7,571
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372	6,250	6,739
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20372	1,000	1,089
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20372	1,000	1,084
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20372	7,500	8,119
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	499	516
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	894	893
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.444% 20443	13,981	15,263
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	1,035
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 20363	2,000	1,897
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,548	1,551
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 20382	2,000	1,821
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20403	9,202	9,512
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20462	9,153	9,262
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.522% 20393	2,000	2,023
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	2,097
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.489% 20453	2,000	2,047
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	1,132	1,133
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20352	6,000	6,363
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.074% 20453	6,500	6,219
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.846% 20312,3	16,679	267
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	3,549	3,683
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)3	3,000	3,207
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.374% 20423	1,548	1,577
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.902% 20423	1,000	969
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	1,039	1,038
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	312	312
		169,805

Other mortgage-backed securities4 — 0.61%
Bank of America 5.50% 20122	13,750	14,176
Compagnie de Financement Foncier 2.125% 20132	11,000	11,079
Bank of Montreal 2.85% 20152	7,500	7,961
Nationwide Building Society, Series 2007-2, 5.50% 20122	6,750	7,008
Northern Rock PLC 5.625% 20172	5,000	5,379
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20172	5,000	5,256
HBOS Treasury Services PLC 5.00% 20112	1,000	1,008
HBOS Treasury Services PLC 5.25% 20172	1,070	1,174
Royal Bank of Canada 3.125% 20152	1,000	1,068
Bank of Nova Scotia 1.45% 20132	1,000	1,014
		55,123

Collateralized mortgage-backed obligations (privately originated)4 — 0.03%
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	299	317
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	287	301
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	450	469
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,142	1,262
Paine Webber CMO, Series O, Class 5, 9.50% 2019	94	106
		2,455

Total mortgage-backed obligations		1,879,809

FEDERAL AGENCY BONDS & NOTES — 6.43%
Freddie Mac 0.189% 20113	20,000	20,000
Freddie Mac 1.75% 2012	25,000	25,306
Freddie Mac 2.125% 2012	25,000	25,448
Freddie Mac 1.625% 2013	45,000	45,988
Freddie Mac 2.50% 2014	14,300	15,066
Freddie Mac 5.00% 2014	10,000	11,288
Freddie Mac 5.50% 2016	2,920	3,511
Fannie Mae 2.00% 2012	20,000	20,133
Fannie Mae 2.50% 2014	5,250	5,537
Fannie Mae 2.625% 2014	9,000	9,583
Fannie Mae 2.75% 2014	20,000	21,155
Fannie Mae 3.00% 2014	8,250	8,864
Fannie Mae 1.625% 2015	20,000	20,565
Fannie Mae 2.375% 2015	25,000	26,499
Fannie Mae 1.25% 2016	10,000	9,983
Fannie Mae 5.375% 2016	2,080	2,490
Federal Home Loan Bank 1.125% 2012	20,000	20,134
Federal Home Loan Bank 1.75% 2012	25,000	25,368
Federal Home Loan Bank 4.625% 2012	20,000	20,958
Federal Home Loan Bank 5.375% 2016	1,420	1,699
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	7,250	7,306
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.286% 20123	25,000	25,028
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,175
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	8,000	8,122
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	7,000	7,051
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.497% 20123	15,000	15,056
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	15,000	15,235
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 3.25% 2011	7,000	7,054
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 0.555% 20123	15,000	15,024
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,163
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.447% 20123	20,000	20,031
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,500	15,845
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	7,250	7,306
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,237
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	10,000	10,172
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	7,000	7,159
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	9,700	9,861
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	7,500	7,656
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	7,250	7,417
United States Government Agency-Guaranteed (FDIC insured), Wells Fargo & Co. 3.00% 2011	7,250	7,305
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,281
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	5,000	5,047
US AgBank, junior subordinated 6.11% (undated)2,3	4,000	2,560
Federal Agricultural Mortgage Corp. 5.125% 20172	1,070	1,231
CoBank ACB 0.847% 20222,3	935	840
		582,737

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 3.88%
Europe Government Agency-Guaranteed, Dexia Credit Local 0.496% 20122,3	15,000	14,992
Europe Government Agency-Guaranteed, Dexia Credit Local 2.00% 20132	12,000	12,067
Europe Government Agency-Guaranteed, Dexia Credit Local 2.75% 20142	10,000	10,196
France Government Agency-Guaranteed, Société Finance 2.25% 20122	19,285	19,532
France Government Agency-Guaranteed, Société Finance 2.875% 20142	5,440	5,758
France Government Agency-Guaranteed, Société Finance 3.375% 20142	5,900	6,290
Australia Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 0.527% 20122,3	20,000	20,037
Australia Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20122	10,000	10,150
Province of Ontario, Series 1, 1.875% 2012	25,500	25,961
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20122	5,875	6,044
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.70% 20142	1,045	1,100
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 20142	14,000	15,061
Corporación Andina de Fomento 6.875% 2012	20,000	20,665
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20122	18,000	18,238
Denmark Government Agency-Guaranteed, Danske Bank 0.658% 20122,3	7,500	7,514
Denmark Government Agency-Guaranteed, Danske Bank 2.50% 20122	10,000	10,154
Polish Government 5.25% 2014	5,000	5,392
Polish Government 5.00% 2015	8,000	8,674
Polish Government 6.375% 2019	2,825	3,253
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 20142	15,000	15,367
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20122	11,250	11,437
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20142	730	785
Swedish Government 1.00% 20142	10,600	10,767
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20132	10,000	10,346
Finland (Republic of) 1.25% 20152	10,000	10,017
European Investment Bank 3.125% 2014	9,250	9,876
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20122	9,680	9,828
Nordic Investment Bank, Series D, 3.625% 2013	9,000	9,510
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20142	9,000	9,483
Hungarian Government 6.25% 2020	8,000	8,348
Croatian Government 6.75% 20192	3,500	3,562
Croatian Government 6.75% 2019	2,000	2,036
Asian Development Bank 2.75% 2014	5,100	5,422
Chilean Government 3.875% 2020	5,000	5,315
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	5,312
United Mexican States Government Global 5.875% 2014	3,500	3,837
		352,326

ASSET-BACKED OBLIGATIONS4 — 0.67%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	5,000	5,308
Chase Issuance Trust, Series 2006-8, Class A, 0.267% 20163	10,000	9,979
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	13,244
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	5,322	5,453
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	4,575	4,748
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	4,250	4,571
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,733	3,738
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,876	2,916
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	2,350	2,400
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	2,037	2,222
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	2,191	2,218
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	701	715
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	1,242	1,306
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	830	904
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	771	776
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20122	480	480
		60,978

MUNICIPALS — 0.57%
State of New York, Urban Development Corp., Service Contract Revenue Refunding Bonds, Series 2010-B, 5.00% 2014	15,000	16,536
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	10,000	10,674
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 3.321% 2013	10,000	10,202
State of New Jersey, General Obligation Refunding Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	9,358
Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 2.616% 2015	4,500	4,754
		51,524

Total bonds & notes (cost: $8,273,519,000)		8,615,022

Short-term securities — 8.20%

Fannie Mae 0.07%–0.16% due 9/26/2011–5/1/2012	249,800	249,747
Freddie Mac 0.09%–0.125% due 12/12/2011–4/3/2012	93,852	93,832
Federal Home Loan Bank 0.115%–0.14% due 11/30/2011–2/17/2012	62,000	61,985
Jupiter Securitization Co., LLC 0.18% due 10/13/20112	30,200	30,193
Falcon Asset Securitization Co., LLC 0.12% due 9/6/20112	20,000	20,000
General Electric Capital Services, Inc. 0.16% due 10/18/2011	48,900	48,890
Private Export Funding Corp. 0.10% due 9/1/20112	45,250	45,250
Merck & Co. Inc. 0.07% due 9/14/20112	35,000	34,999
eBay Inc. 0.13% due 9/28/20112	31,600	31,595
Procter & Gamble Co. 0.10% due 10/14/20112	30,000	29,997
Hewlett-Packard Co. 0.14% due 10/3/20112	25,000	24,997
Johnson & Johnson 0.04% due 10/5/20112	23,000	22,999
NetJets Inc. 0.03% due 9/1/20112	18,800	18,800
John Deere Credit Ltd. 0.12% due 10/14/20112	17,000	16,997
Coca-Cola Co. 0.11% due 10/18/20112	13,500	13,498

Total short-term securities (cost: $743,710,000)		743,779

Total investment securities (cost: $9,017,229,000)		9,358,801
Other assets less liabilities		(291,227)

Net assets		$9,067,574

1Index-linked bond whose principal amount moves with a government price index.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,113,743,000, which represented 12.28% of the net assets of the fund.
3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-923-1011O-S29394

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2011, and for the year then ended and have issued our report thereon dated October 12, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 12, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2011

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 31, 2011